Merger of SLRC and SUNS December 2, 2021 Exhibit 99.2

Disclaimer Forward-Looking Statements Some of the statements in this presentation constitute forward-looking statements because they relate to future events, future performance or financial condition or the two-step merger (the “Mergers”) of SLR Senior Investment Corp. (“SUNS”) with and into SLR Investment Corp. (“SLRC”). The forward-looking statements may include statements as to: future operating results of SLRC and SUNS and distribution projections; business prospects of SLRC and SUNS and the prospects of their portfolio companies; and the impact of the investments that SLRC and SUNS expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this presentation involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Mergers closing; (ii) the expected synergies and savings associated with the Mergers; (iii) the ability to realize the anticipated benefits of the Mergers, including the expected elimination of certain expenses and costs due to the Mergers; (iv) the percentage of SLRC and SUNS stockholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment, (x) risks associated with possible disruption in the operations of SLRC and SUNS or the economy generally due to terrorism, natural disasters or the COVID-19 pandemic; (xi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xii) conditions in SLRC’s and SUNS’s operating areas, particularly with respect to business development companies or regulated investment companies; (xiii) general considerations associated with the COVID-19 pandemic; and (xiv) other considerations that may be disclosed from time to time in SLRC’s and SUNS’s publicly disseminated documents and filings. SLRC and SUNS have based the forward-looking statements included in this presentation on information available to them on the date of this presentation, and they assume no obligation to update any such forward-looking statements. Although SLRC and SUNS undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that SLRC and SUNS in the future may file with the U.S. Securities and Exchange Commission (the “SEC”), including the Joint Proxy Statement and the Registration Statement (each as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Disclaimer (Continued) Additional Information and Where to Find It In connection with the Mergers, SLRC and SUNS plan to file with the SEC and mail to their respective stockholders a joint proxy statement on Schedule 14A (the “Joint Proxy Statement”), and SLRC plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include the Joint Proxy Statement and a prospectus of SLRC. The Joint Proxy Statement and the Registration Statement will each contain important information about SLRC, SUNS, the Mergers and related matters. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. STOCKHOLDERS OF SLRC AND SUNS ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SLRC, SUNS, THE MERGERS AND RELATED MATTERS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov or, for documents filed by SLRC, from SLRC’s website at www.slrinvestmentcorp.com and, for documents filed by SUNS, from SUNS’s website at www.slrseniorinvestmentcorp. Participants in the Solicitation SLRC, its directors, certain of its executive officers and certain employees and officers of SLR Capital Partners, LLC (“SLR Capital Partners”) and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Mergers. Information about the directors and executive officers of SLRC is set forth in its proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on September 9, 2021. SUNS, its directors, certain of its executive officers and certain employees and officers of SLR Capital Partners and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Mergers. Information about the directors and executive officers of SUNS is set forth in its proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on September 9, 2021. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the SLRC and SUNS stockholders in connection with the Mergers will be contained in the Joint Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above. No Offer or Solicitation This presentation is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this presentation is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in SLRC, SUNS or in any fund or other investment vehicle managed by SLR Capital Partners or any of its affiliates. These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of either SLRC or SUNS. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in SLRC’s and SUNS’s public filings with the Securities and Exchange Commission. There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the SLRC’s and SUNS’s past or present investments or its past or present performance, have been provided for illustrative purposes only. Past performance is not indicative of future results.

Expected to be accretive to net investment income Increased efficiency for financing investments Acquisition of a known portfolio that is well diversified and complementary to SLRC’s existing portfolio Greater capital base expands the opportunity set for larger strategic investments With an anticipated $1B+ market capitalization, we expect that the combined company’s stock will trade at a higher volume, offering greater liquidity, and ultimately increasing institutional ownership Expected to be accretive to net investment income Ability to further diversify portfolio Expected to enhanced access to debt and equity capital markets Significant increase in equity research coverage Expected dividend accretion With an anticipated $1B+ market capitalization, we expect that the combined company’s stock will trade at a higher volume, offering greater liquidity, and ultimately increasing institutional ownership Key Transaction Benefits SLR Investment Corp. (SLRC) SLR Senior Investment Corp. (SUNS) The board of directors of each of SLRC and SUNS has unanimously approved the merger and believes that it will create significant value for stockholders of both companies1. In connection with the consideration of a transaction, the board of directors of each SLRC and SUNS established a special committee, consisting only of the independent directors. The board of directors of each of SLRC and SUNS unanimously approved the merger following the unanimous recommendation of the SLRC Special Committee and SUNS Special Committee, respectively.

Transaction Summary Merger Consideration Ensure equal treatment of shareholders with NAV-for-NAV merger Combined company will continue to trade under the ticker symbol “SLRC” on the Nasdaq Global Select Market Pro Forma Balance Sheet $2.0 billion Fair Market Value (“FMV”) portfolio, $1.1 billion of net assets Investments in >125 portfolio companies Based on net investment activity through December 1, 2021, and using the September 30, 2021 net asset values, SLRC’s estimated net leverage is 0.95x debt-to-equity and estimated pro forma net leverage for the combined company is 0.87x debt-to-equity. SLRC’s target leverage ratio will remain 0.90x-1.25x Flexible capital structure with a significant portion of debt outstanding unsecured SLRC Fee Structure Effective upon closing the merger, SLR Capital Partners, LLC (“SLR Capital Partners”) has voluntarily agreed to a 25 basis point reduction of the base management fee resulting in a base management fee of 1.50% on gross assets up to 200% of SLRC’s total net assets, and 1.00% on gross assets that exceed 200% of SLRC’s total net assets. No change to incentive fees payable by SLRC Required Approvals SLRC: Affirmative vote of a majority of votes cast where a quorum is present SUNS: Affirmative vote of a majority of outstanding shares Regulatory approvals and other customary closing conditions Management and Governance SLR Capital Partners will continue to serve as the investment adviser of the combined company SLRC’s board of directors is expected to remain unchanged The combined company will benefit from the scale and origination capabilities of the SLR Capital Partners platform Pro forma for the merger, management and employees of SLR Capital Partners and its affiliates will own ~7% of the combined company Expected Timing Expect to file preliminary joint proxy statement / prospectus in the coming weeks Anticipate closing in fiscal 1H 2022, subject to stockholder approval and satisfaction or waiver of other closing conditions Distributions Combined quarterly distribution expected to continue at $0.41 per common share; however, there can be no assurance that the combined company will pay quarterly distributions at this amount or in any amount, and all future distributions will be subject to the approval of the combined company’s board of directors As of 9/30/2021.

Strategic Rationale Increased Scale and Liquidity Enhanced Diversification through Seamless Portfolio Integration Expands Commercial Finance Opportunities Anticipated to be Accretive to Net Investment Income (“NII”) Combined company will have approximately $2.0 billion fair market value portfolio and approximately $1.1 billion of net assets1 Larger market capitalization may lead to broader equity research coverage Potential for greater trading liquidity, providing path toward increased institutional ownership Combination of two known portfolios of investments that have been under SLR Capital Partners management Greater portfolio diversification through larger portfolio size and more individual borrowers Strong credit quality in the pro forma combined portfolio is ~98.5% performing at fair value1 Larger capital base for SLRC to make commercial finance investments Potential synergies between existing and potential commercial finance investments Increased diversification of niche lending strategies Expected to be accretive to NII per share for both SLRC and SUNS shareholders The combined company is expected to recognize expense savings through cost and operational synergies SLR Capital Partners believes that a combination of SLRC and SUNS will create value for stockholders of both companies through a larger, more diverse investment portfolio, expected cost savings, and potential for greater trading liquidity Greater Access to Debt Capital Markets Larger scale of SLRC may improve access to more diverse, lower-cost sources of debt capital SUNS benefits from SLRC’s greater access to unsecured debt As of 9/30/2021.

SLRC 9/30/2021 HIGHLIGHTS

Business Description: SLRC invests directly and indirectly in leveraged middle-market companies primarily in the form of senior secured loans, stretch first lien loans, financing leases and loans, and to a much lesser extent, unsecured loans and traditional equity securities.

Investment Objective: SLRC's investment objective is to generate both current income and capital appreciation through debt and equity investments.

Investment Advisor: SLR Capital Partners, LLC

PORTFOLIO AS OF 9/30/2021

Total Investments (FMV) / # Companies	$1.6B / 106
% Senior Secured / % First Lien (Debt Investments)	100.0% / 92.1%
Weighted Average Yield	8.7%
Avg. EBITDA of Portfolio Companies	$90M
% Performing (Cost / FMV)	~98% / ~99%
Top 3 Industries (FMV)[1]: Diversified Financial Services, Health Care Providers & Services, Pharmaceuticals	

SLRC's Ownership of Commercial Finance Companies

SLR CREDIT SOLUTIONS

Acquired: 2012 (f/k/a Crystal Financial)
Overview: Specializes in making loans to borrowers that have capital needs and/or financing profiles that are non-traditional

SLR EQUIPMENT FINANCE

Acquired: 2017 (f/k/a Nations Equipment Finance)
Overview: Specializes in providing mission critical equipment financing solutions to small- and mid-size companies

SLR CORPORATE LEASING

Acquired: 2020 (a/k/a Kingsbridge Holdings)
Overview: A leading independent lessor of essential-use equipment to predominantly investment grade borrowers

Business Unit Contribution to Gross Investment Income

Q3 2021	
Life Science Lending	26.8%
Asset-Based Lending	22.9%
Cash Flow Lending	21.0%
Corporate Leasing	16.0%
Equipment Finance	13.3%

1. As of 9/30/2021. Excludes Multi-Sector Holdings.

SLR CAPITAL PARTNERS
7

SUNS 9/30/2021 HIGHLIGHTS

Business Description: SUNS invests directly and indirectly in senior secured loans, including first lien and to a much lesser extent second lien debt instruments, made primarily to leveraged private middle-market companies.

Investment Objective: SUNS's investment objective is to seek to maximize current income consistent with the preservation of capital.

Investment Advisor: SLR Capital Partners, LLC

PORTFOLIO AS OF 9/30/2021

Total Investments (FMV) / # Companies	$389.0M / 51
% Senior Secured / % First Lien (Debt Investments)	100.0% / 100.0%
Weighted Average Yield	6.9%
Avg. EBITDA of Portfolio Companies	$96M
% Performing (Cost / FMV)	~97% / ~98%
Top 3 Industries (FMV): Diversified Financial Services, Health Care Providers & Services, Insurance	

SUNS's Ownership of Commercial Finance Companies:

SLR HEALTHCARE ABL

Acquired: 2013 (f/k/a Gemino Healthcare Finance)
Overview: Specializes in making primarily secured, asset-backed loans for small- and mid-sized companies operating exclusively in the healthcare industry

SLR BUSINESS CREDIT

Acquired: 2017 (f/k/a North Mill Capital)
Overview: Specializes in making senior secured asset-backed loans and factoring arrangements with small- and medium-sized companies

Business Unit Contribution to Gross Investment Income[1]

Q3 2021	
Cash Flow Lending	58.1%
Traditional ABL (Business Credit)	20.3%
Healthcare ABL	12.2%
Life Science Lending	9.5%

1. Excludes de minimis equity and equity-like positions.

SLR CAPITAL PARTNERS

8

Enhanced Diversification via seamless portfolio integration Portfolio Characteristics (9/30/2021) SLRC SUNS Combined Investments at Fair Value (Balance Sheet) $1.6B $389M $2.0B Number of Portfolio Companies 106 51 >125 % Performing (FMV) 98.7% 97.5% 98.5% # Commercial Finance Subsidiaries / Total Fair Value Equity ($M) 3 / $570.9 2 / $113.4 5 / $684.2 Pro Forma Contribution to Gross Investment Income1: Based on YTD gross investment income contribution to SLRC and SUNS through 9/30/2021. Based on fair market value as of 9/30/2021. Combined Portfolio Overlap2: 29% of the combined portfolio consists of previously overlapping SLRC and SUNS investments

The Combined company will continue to evaluate Commercial Finance Opportunities Since their respective IPOs, SLRC and SUNS have made several investments in the equity of commercial finance companies for the purpose of generating long-term capital gains and income A larger capital base should increase the combined company’s ability to make future commercial finance investments SLR Healthcare ABL f/k/a Gemino Healthcare Finance Acquired 2013 SLR Business Credit f/k/a North Mill Capital Add-on acquisitions: Fast Pay Partners (2021) Summit Financial (2019) Acquired 2017 SLR Credit Solutions f/k/a Crystal Financial Acquired 2012 SLR Equipment Finance f/k/a Nations Equipment Finance Acquired 2017 SLR Corporate Leasing a/k/a Kingsbridge Holdings Acquired 2020

Potential Benefits from Larger Combined Market Capitalization Research Coverage: SUNS SLRC Combined $805M $243M $1.05B Market Capitalization1: SLR Investment Corp. 8 Analysts SLR Senior Investment Corp. 3 Analysts Combined (Excluding Crossover) 9 Analysts Market Capitalization As of market close on 11/30/2021. Due to SUNS’s smaller market capitalization and limited market liquidity, SUNS has fewer institutional shareholders compared to SLRC We expect the increased size of SLRC will lead to enhanced trading liquidity for the combined company, making the combined company’s stock more attractive to institutional investors and potentially leading to broader equity research coverage Equity Research Coverage

Greater Access to Debt Capital Markets Comparative Debt Mix ($ in millions, as of 9/30/2021) SLRC SUNS Combined Investment Grade Ratings ✔✔ ✔ ✔✔ Total Funded Debt $718 $158 $875 Total Committed Debt $1,166 $310 $1,476 Unsecured % of Funded Debt 69.1% 53.9% 66.4% Net Leverage Ratio 0.79x 0.55x 0.74x Totals may not sum due to rounding Funding mix based on par value as of 9/30/2021. Capital Structure Overview: Larger scale may improve access to lower cost sources of debt capital Combined company will benefit from SLRC’s greater access to the unsecured debt markets and will focus on optimizing its funding profile as it seeks to reach the midpoint of its target leverage ratio of 0.90x – 1.25x debt-to-equity Based on net investment activity through December 1, 2021, and using the September 30, 2021 net asset values, SLRC’s estimated net leverage is 0.95x debt-to-equity and estimated pro forma net leverage for the combined company is 0.87x debt-to-equity

Anticipated to be Accretive to Net Investment Income The transaction is expected to be accretive to Net Investment Income to both SLRC and SUNS stockholders through: Operational synergies through the elimination of certain duplicative expenses, realizing near term G&A savings Optimized financing should provide greater investment capacity and access to more cost-effective leverage Streamlined capital structure is expected to result in interest savings in the future A 25 basis point reduction of SLRC’s base management fee on gross assets up to 200% of SLRC’s total net assets Expanded investment opportunities Combined Company ~$1.4 million expected reduction in annual expenses Represents YTD Administration Fees and Other General and Administration Expenses through 9/30/2021, annualized. ($ in Thousands) (Reflects Administration Fees and Other G&A Expenses)

Conclusion Increased Market Capitalization and Secondary Market Liquidity Expected to be Accretive to Net Investment Income Enhanced Diversification via Seamless Portfolio Integration Expanded Opportunity Set for Commercial Finance Investments Greater Access to Debt Capital Markets

Anticipated Transaction Timeline Transaction announcement Anticipated SLRC registration statement declared effective File preliminary joint proxy statement and SLRC registration statement Targeted closing Proxy solicitation begins Stockholder meetings December 2021 January 2022 February 2022 March 2022 March 2022 December 2021

Appendix

Total Merger Consideration Merger Consideration Highlights: Total merger consideration will be based on the net asset values of SLRC and SUNS SLRC to acquire 100% of SUNS in a stock-for-stock transaction, with shares to be exchanged on a NAV-for-NAV basis Merger will result in an ownership split of the combined company proportional to each of SLRC’s and SUNS’s respective net asset values The NAVs used in determining the exchange ratio include expected transaction expenses and distributions declared prior to closing and will be determined within 48 hours prior to closing SLRC 77.2% SUNS 22.8% 0.7763x Exchange Ratio1 As reported at 9/30/2021 SUNS2 SLRC2 Combined Total NAV $252.4 $853.5 $1,105.9 Shares Outstanding (M) 16.05 42.26 54.72 NAV Per Share $15.73 $20.20 $20.20 Based on NAVs as of September 30, 2021 and including expected transaction costs and distributions. Final merger NAV will be determined within 48 hours prior to closing. As of 9/30/2021. Pro Forma Share Ownership

Investor relations contact information: p: (212) 993-1670 e: info@slrcp.com FOR MORE INFORMATION: https://www.slrcapitalpartners.com/